UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2013

3D SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina	29730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (803) 326-3900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2013, the stockholders of 3D Systems Corporation (the “Company”) approved an amendment to its Certificate of Incorporation to increase the authorized shares of the Company’s Common Stock from 120 million to 220 million shares.

This description of the amendment to the Certificate of Incorporation, which was filed in Delaware following the Annual Meeting discussed below, is qualified in its entirety by reference to the complete text of the Certificate of Amendment of Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3.1.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 21, 2013, the Company held an Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders:

(i)	elected the whole Board of Directors to serve until the next annual meeting and until their successors are duly elected and qualified;

(ii)	approved an amendment to its Certificate of Incorporation to increase its authorized shares of Common Stock to 220 million shares; and

(iii)	ratified the selection of BDO USA, LLP as its independent registered public accounting firm for the year ending December 31, 2013.

A total of 77,453,808 shares of Common Stock were present in person or represented by proxy at the Annual Meeting, consisting of approximately 83.62% of the voting power of the Company entitled to vote.

The Company’s stockholders approved the proposals listed below, which proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting that was filed with the Securities and Exchange Commission (“SEC”) on April 1, 2013.  The final votes on the proposals presented at the Annual Meeting are as follows:

Proposal One:

Election of whole Board of Directors to serve until the next annual meeting and until their successors are duly elected and quailed was approved by the following vote:

	Number of Votes
	In Favor	Withheld	Non-Votes
Nominees for Election to Board of Directors:
William E. Curran	46,684,920	327,799	30,441,089
Charles W. Hull	46,629,059	383,660	30,441,089
Jim D. Kever	46,656,472	356,247	30,441,089
G. Walter Loewenbaum, II	46,452,095	560,624	30,441,089
Kevin S. Moore	46,650,939	361,780	30,441,089
Abraham N. Reichental	46,662,336	350,383	30,441,089
Daniel S. Van Riper	46,666,642	346,077	30,441,089
Karen E. Welke	46,676,250	336,469	30,441,089

Proposal Two:

Amendment to Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 120,000,000 to 220,000,000 shares was approved by the following vote:

Votes For	Votes Against	Abstentions
69,463,497	7,532,644	457,667

Proposal Three:

Ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 was approved by the following vote:

Votes For	Votes Against	Abstentions
76,484,853	499,000	469,955

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

3.1         Certificate of Amendment of Certificate of Incorporation
99.1       Press Release dated May 21, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: May 21, 2013
By: /s/ Andrew M. Johnson
(Signature)
Name: Andrew M. Johnson
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to Certificate of Incorporation
99.1	Press Release dated May 21, 2013